UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601

James Center Three

Richmond, VA, 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Explanatory Note

This Form 8-K/A amends and supplements the Form 8-K filed by Medalist Diversified REIT, Inc. (the “Company”) on May 19, 2021 (the “Original Filing”) to include the unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Property Acquired

The following Statements of Revenues and Certain Expenses for the Lancer Center Shopping Center are set forth in Exhibit 99.1, which is incorporated herein by reference.

Report of Independent Auditor.

Statement of Revenues and Certain Operating Expenses for the three months ended March 31, 2021 (unaudited) and year ended December 31, 2020.

Notes to Statement of Revenues and Certain Operating Expenses for the three months ended March 31, 2021 (unaudited) and year ended December 31, 2020.

(b) Unaudited Pro Forma Financial Information

The following unaudited pro forma financial statements for the Lancer Center Shopping Center are set forth in Exhibit 99.2, which is incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2021.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2020.

Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2021.

Notes to Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2021.

Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2020.

Notes to Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2020.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Cherry Bekaert LLP
99.1	Statements of Revenues and Certain Expenses for the Lancer Center Shopping Center for the three months ended March 31, 2021 (unaudited) and year ended December 31, 2020
99.2	Unaudited Pro Forma Financial Information for the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: June 9, 2021	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary